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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 15, 2005

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                          ASTORIA FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

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            Delaware                      001-11967              11-3170868
 (State or other jurisdiction of   (Commission File Number)    (IRS Employer
 incorporation or organization)                              Identification No.)

          ONE ASTORIA FEDERAL PLAZA, LAKE SUCCESS, NEW YORK 11042-1085 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (516) 327-3000

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1 THROUGH 7 NOT APPLICABLE.

ITEM 8.01.    OTHER EVENTS.

         On September 15, 2005, Astoria Financial Corporation (the "Company") issued a press release stating that United States Court of Federal Claims Judge Charles F. Lettow has rendered a decision, after trial, in the case entitled The
                                                                             ---
Long Island Savings Bank, FSB, et al. vs. The United States, Docket No.
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92-517-C, awarding Astoria $435,755,000 in damages from the U.S. government for breach of contract, in connection with a 1983 Assistance Agreement ("the Agreement") between the Long Island Savings Bank ("LISB") and the Federal Savings and Loan Insurance Corporation ("FSLIC") pursuant to which LISB acquired a failing thrift. LISB was subsequently acquired by Astoria Financial Corporation in 1998. The full text of the press release is included herein as exhibit 99.1

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following Exhibit is filed as part of this report:

         Exhibit 99.1 Press release dated September 15, 2005.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ASTORIA FINANCIAL CORPORATION


                                             By:  /s/ Peter J. Cunningham
                                                  ------------------------------
                                                  Peter J. Cunningham
                                                  First Vice President and
                                                  Director of Investor Relations

Dated: September 15, 2005

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                                                    EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION
-------       ---------------------------------------
  99.1        Press release dated September 15, 2005.